UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2024

MariaDB plc

(Exact name of registrant as specified in its charter)

Ireland	001-41571	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Veterans Blvd

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(855) 562-7423

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	MRDB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MRDBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends and restates the Current Report on Form 8-K of MariaDB plc, an Irish public limited corporation (the “Company”) filed with the U.S. Securities and Exchange Commission on March 18, 2024 (the “Original Form 8-K”), which, among other things, reported that the Company elected to not renew the terms of its Chief Executive Officer’s, Paul O’Brien, Employment Agreement and Mr. O’Brien’s resignation from the Board of Directors. This Form 8-K/A is being filed to amend and restate Item 5.02 of the Original Form 8-K to include a directors’ responsibility statement pursuant to the Irish Takeover Panel Act 1997, Takeover Rules, 2022 and details regarding the vacation of Mr. O’Brien’s office as a director of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2024, the Company elected to not renew the terms of its current Chief Executive Officer’s, Paul O’Brien, Employment Agreement dated as of May 26, 2023 (the “CEO Agreement”). Accordingly, the CEO Agreement expires by its terms on May 26, 2024 (the “Expiration Date”) and Mr. O’Brien’s employment as Chief Executive Officer of the Company will terminate as of the Expiration Date.

Furthermore, on March 13, 2024, upon receipt by Mr. O’Brien of a request in writing from the other directors for him to resign as a director of the Company, Mr. O’Brien office as a director of the Company was, in accordance with the constitution of the Company's, vacated with immediate effect. This decision was not the result of any disagreement with Mr. O’Brien regarding the Company’s operations, policies, or financial performance.

Irish Takeover Rules Responsibility Statement

In accordance with Rule 19.2 of the Irish Takeover Panel Act 1997, Takeover Rules, 2022, the directors of the Company accept responsibility for the information contained in the Form 8-K filed on March 18, 2024, as amended and restated by this filing. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in the Form 8-K filed on March 18, 2024, as amended and restated by this filing, is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MariaDB plc
Dated: March 20, 2024
	By:	/s/ Conor McCarthy
		Name:	Conor McCarthy
		Title:	Chief Financial Officer

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